SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3,
1998


                  Williams Industries, Incorporated
         (Exact name of registrant as specified in its charter)


       Virginia              0-8190              54-0899518
   (State or other         (Commission        (I.R.S. Employer
   jurisdiction of         File Number)      identification No.)
    incorporation)

  2849 Meadow View Road, Falls Church, Virginia        22042
    (Address of principal executive offices)         (Zip Code)

                        (703) 560-5196
       (Registrant's telephone number, including area code)

                        Not Applicable
  (Former names or former address if changes since last report)


Item 5. Other Events.

     This filing is made to report the adoption by the Board of Directors of Amended and Restated By-Laws of the Corporation, which revised document is filed in its entirety by Exhibit hereto.

ITEM 7.  Exhibits

         EX 3    By-Laws


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WILLIAMS INDUSTRIES, INCORPORATED


Date: September 4, 1998      /s/ Frank E. Williams, III
                             By: Frank E. Williams, III
                                 President